Financial Overview and Outlook M I C H A E L S TO C K & C H R I S W R I G H T

2 Important Disclosures FORWARD LOOKING STATEMENTS The information in this presentation includes “forward-looking statements”. All statements, other than statements of historical fact included in this presentation regarding Liberty Oilfield Services Inc.’s (“Liberty” or the “Company”) expectations regarding the expected financial condition and synergies expelled from the acquisition from Schlumberger as well as statements regarding strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, words such as “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, “assume”, “outlook” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about anticipated benefits of the acquisition from Schlumberger and other future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Liberty disclaims any duty to update any forward- looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Liberty cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to significant acquisitions as well as incidental to hydraulic fracturing services, most of which are difficult to predict and many of which are beyond its control. These risks include, but are not limited to, less than anticipated synergies, difficulties, a decline in demand for the Company’s services, capital spending by the oil and natural gas industry , hydrocarbon price volatility, competition within the Company’s service industry, reliance on a limited number of suppliers, environmental risks, regulatory changes, the inability to comply with the financial and other covenants and metrics in the Company’s credit facilities, cash flow and access to capital and the timing of capital expenditures. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, Liberty’s actual results and plans could differ materially from those expressed in any forward-looking statements. INDUSTRY AND MARKET DATA This presentation has been prepared by Liberty and includes market data and other statistical information from sources believed by Liberty to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on Liberty’s good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although Liberty believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. NON-GAAP FINANCIAL AND OPERATIONAL MEASURES Liberty uses EBITDA, Adjusted EBITDA, Cash Return on Capital Invested (CROCI), Free Cash Flow (FCF) and Free Cash Flow Yield financial and operational measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), in this presentation. These financial and operational measures are used as supplemental non-GAAP financial measures by Liberty’s management and by external users of Liberty’s financial statements, such as industry analysts, investors, lenders and rating agencies. Liberty believes these financial and operational measures are useful to external users of its consolidated and combined financial statements, such as industry analysts, investors, lenders and rating agencies because it allows them to compare its operating performance on a consistent basis across periods by removing the effects of capital structure (such as varying levels of interest expense), asset base (such as depreciation and amortization) and other items that impact the comparability of financial results from period to period. Liberty management believes these financial and operational measures provide useful information regarding the factors and trends affecting its business in addition to measures calculated under GAAP. Liberty defines EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization. Liberty defines Adjusted EBITDA as EBITDA adjusted to eliminate the effects of items such as non-cash stock based compensation expense, new fleet or new basin start-up costs, fleet lay-down costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, bad debt reserves, and non-recurring expenses that management does not consider in assessing ongoing performance. Liberty excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. For periods prior to 2021, Liberty did not eliminate non-cash stock based compensation expense from Adjusted EBITDA, but began to do so in 2021 in order to be more consistent with practices of other companies in Liberty’s industry. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Adjusted EBITDA is not a measure of net income (loss) or net cash provided by operating activities as determined by GAAP. Adjusted EBITDA should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of Liberty’s results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in Liberty’s industry, Liberty’s computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies, thereby diminishing its utility. Liberty defines Cash Return on Capital Invested as the ratio of Adjusted EBITDA to average gross capital invested (total assets plus accumulated depreciation less non-interest bearing current liabilities). Liberty defines Free Cash Flow as Adjusted EBITDA less capital expenditures, excluding capex synergies from the Schlumberger acquisition. Liberty defines Free Cash Flow Yield as Free Cash Flow divided by market capitalization. Future figures of Cash Return on Capital Invested and Free Cash Flow provided herein are models only and a quantitative reconciliation between these non-GAAP measures to GAAP measures cannot be provided without unreasonable effort due to the varying nature of depreciation, interest expense, tax rate and similar financial and operational calculations included therein. The significance of such unavailable information may substantially vary the future models provided herein.

Why We Invest in Technology

How We Create Value for Our Customers and Our Shareholders


THE LIBERTY WAY
Utilization
x
Throughput
x
Price
-
Cost of Service
=
Profitability

Sub-surface Technology: Focusing on What Makes our Customers Successful

- Drives higher demand for Liberty services
- Creates stickiness of the relationship over years and through cycles
- Increases fleet utilization
- Increases throughput from understanding field operations effect of engineering
- Customers willing to pay a pricing premium because it is additive to their bottom line

Above Surface Technology: Focusing on What Makes Us Better

- Liberty's operational excellence and leading-edge fleet technology drives higher demand
- Increases fleet throughput because on continual improvement cycle – Project 1440
- Reduces fleet operating expense:
  - Equipment automation
  - Equipment design
  - Integrated logistics and vertical integration
- Supplier partnerships reduces capital commitments and increase reliability

104 LIBERTY

Acquisition Integration: Timeline

Great Progress with More Opportunity Ahead

	2021	2022
People Culture / Structure	■ Liberty mission and vision evangelism ■ Proven leadership structure in place ■ Organizational structure to maximize collaboration and functionality ■ Profitability-driven decision-making across all disciplines	■ One team ■ Personnel integration to maximize economies of scale ■ Maximize accountability and productivity
Technology Digital Tech / Innovation	■ Implement digital work environment (business applications) ■ Customer productivity enhancement with integrated technology ■ Cloud-based IT infrastructure implemented across full organization ■ Drive innovation with Liberty and acquired technologies	■ Integrate proprietary business applications with field execution ■ Automate data flow and transactions ■ Monetize efficiencies by leveraging artificial intelligence
Operations Planning / Execution / Scale	■ Project 1440: identifying efficiency opportunities ■ Fleet automation and enhanced equipment status monitoring ■ Vertical integration with sand and wireline to increase control ■ Supply chain integration	■ Project 1440 execution the next level of efficiency ■ Fleet automation execution ■ Advanced sand and logistics integrated supply chain
Equipment Libertization	■ Integrate fleet and path forward for next generation equipment ■ Deploy ST9 technology across asset base ■ Capture margin with economies of scale ■ Evaluate acquired manufacturing technologies	■ Enhanced asset base with digiFrac and Tier 4 DGB upgrades ■ Unified control system across all fleets with real time data ■ Real time equipment monitoring and management

105 LIBERTY

Acquisition Integration: Synergy Update

Facilities, Overhead and Capital Equipment Evaluation

Facilities

- 17+ facilities acquired in OneStim transaction with over 1.4M square feet of office and warehouse and over 700 acres of land (excluding sand mines)
- Evaluating overlap with historical LBRT facilities and identifying properties for sale
- Potential proceeds from property sales of $25M to $35M over the next 2 years

Overhead

- Annualized general and administrative overhead increased approximately 20% from 2019 levels to support a roughly doubling of the business size
- Integration of business applications (ERP, CRM, HCM) with real time data from the field will continue to drive G&A synergies
- Over the next 18 months we expect to be able to reduce direct field overhead as we continue to improve efficiency across districts and business lines

Capital Equipment Monetization

- Large volume of ex-OneStim fleet is still be evaluated
- Potential buckets to monetize the spare equipment over the next 2 years are:
  - Major parts re-use - reduce capitalized maintenance by $20M to $30M
  - Sell to international markets - $5M to $10M
  - Offset growth capital for reuse in ESG upgrades and dry ancillary equipment $45M to $60M

HARVEST EQUIPMENT	(In Millions)
Maintenance Support	$20 - $30
Growth Capex Reduction	$5 - $10
Ancillary Equipment	$40 - $50
Total Capex Reduction from Acquired Assets	$65 - $90

ASSET MONETIZATION	
Facilities	$25 - $35
Asset Sales (to International Markets)	$5 - $10
Total Asset Monetization	$30 - $45

POTENTIAL CAPITAL SYNERGIES IDENTIFIED	$95- $135

106 LIBERTY

107 Emphasizing Customer Relationships from Day One Acquisition Integration: Customers in Focus Positive Reception from Legacy OneStim Customers Expanded Relationships Pricing Opportunities New Basin Exposure Wireline Integration Sand Mines Integration

108 Supply, Demand and Next Generation Current Market ◼Exiting historic Covid downturn only one year ago the industry was almost at a standstill ◼WTI Commodity price was as low as $18 at the trough, was in the $40s when work was priced for 2021 and now is ~$70 ◼Our customers’ business models were severely stressed but now have improved ◼Service pricing entering 2021 was 15% to 25% below Q1 2020 ◼Service pricing is improving slowly but lags commodity price rebound usually by a couple of quarters Frac Supply ◼Q1 2020 there were ~325 frac fleets working in North America, it dropped to a low of ~30 in the trough and rebounded to ~175 in Q4 2020 ◼With commodity price rebound we look to end the year with mid 200s fleets working Frac Demand ◼Customer demand is shifting towards next generation equipment ◼Creating a strengthening market for next generation fleets ◼Driving a profitability gap between Next Gen and Legacy frac fleets ◼Next generation fleets command a price premium by delivering fuel cost savings and enhanced ESG performance Frac Market Dynamics

109 0 2 4 6 8 10 12 14 16 18 Current Revenue Uplift Technology Cost Synergies Total Fixed Cost Leverage Total The Road to Normalized EBITDA Levels Through Integration, Innovation and Execution A Pathway to Mid-Cycle EBITDA Net Service Pricing, Utilization & Throughput Logistics, Materials Handling & Automation P R O F I T A B I L I T Y E X P A N S I O N A Mid-Cycle Framework 200 to 300 Fleets Industry Demand at Flat to Modest Production Growth(1) > $55 per Barrel WTI Crude Oil Price Low 30s to Mid 40s Liberty Active Fleets $$$ Attractive Cash Generation Opportunity A d ju s te d E B IT D A p e r F le e t (1) Frac fleet demand in North America; assumes modest production growth with projected year end 2020 production exit rate.

Next Generation Equipment is Changing the Market Dynamic

Why Upgrade or Build New Frac Pumps?

	Tier 2 Diesel ➡ Tier 2 Dual Fuel	Tier 2 Diesel ➡ Tier 4 DGB	Tier 4 Diesel ➡ Tier 4 DGB	digiFrac E-fleet
Capex Upgrade or New Build Cost	▪ Upgrade cost ▪ $3M per fleet	▪ Upgrade cost ▪ $13M to $18M per fleet	▪ Upgrade cost ▪ $4M to $6M per fleet	▪ New build cost ▪ Similar to Quiet™ Tier 4 DGB
Demand Cycle For the Upgraded Technology	▪ Less than 5 years	▪ 10+ years	▪ 10+ years	▪ 10+ years
Fuel Substitution % Diesel Displaced	▪ Between 30% and 60% ▪ Avg. used 45%	▪ Between 65% and 85% ▪ Avg. used 65%	▪ Between 65% and 85% ▪ Avg. used 65%	▪ 100%
Fuel Cost Savings Potential	▪ $2mm to $5mm year ▪ CNG or field gas substitution	▪ $3mm to $7mm year ▪ CNG or field gas substitution	▪ $3mm to $7mm year ▪ CNG or field gas substitution	▪ $7mm to $11mm year ▪ CNG or field gas substitution vs T2
Rationale	▪ Cost ▪ Fuel savings	▪ Fuel savings ▪ Good ESG profile ▪ Availability	▪ Fuel savings ▪ Good ESG profile ▪ Available on limited fleets	▪ High fuel savings with field gas ▪ Best ESG profile ▪ Long term investment

110 LIBERTY

111 0% 47% 19% 29% 14% (1%) 44% 44% 21% 3% -5% 5% 15% 25% 35% 45% 2012 2013 2014 2015 2016 2017 2018 2019 2020 Managing the Cycle for Long Term Returns Liberty’s Investment Philosophy Build the BDFC! Small Amount of Equity Reinvest at High Rates of Return Return Cash to Shareholders Strategic Acquisitions How We Built Liberty 1 2 3 4 5 I N V E S T F O R G R O W T H M A I N TA I N B A L A N C E S H E E T S T R E N G T H G E N E R AT E F C F (1) Cash Return on Capital Invested (CROCI) is an operational measure defined as the ratio of Adjusted EBITDA to the average of the beginning and ending period Gross Capital Invested (Total Assets plus Accumulated Depreciation less Non-Interest Bearing Current Liabilities). Please see slide 118 for a reconciliation of the non-GAAP measures EBITDA and Adjusted EBITDA to net income. Liberty Built with Cash Flow 50%+ of Capital Used Since Inception

112 Global Oil Demand by Region(1) Worldwide Oil & Gas Demand: An Economic Necessity The “Energy Transition” Narrative In Perspective (1) Organization of Petroleum Exporting Countries (OPEC): 2020 World Oil Outlook 2045 (2) U.S. Energy Information Administration (EIA): Annual Energy Outlook 2021 100 91 104 107 109 109 109 0 20 40 60 80 100 120 2019 2020 2025 2030 2035 2040 2045 O il D e m a n d ( m b /d ) OECD Other Non-OECD India China U.S. Energy Consumption by Fuel(2) (AEO2021 Reference Case) 0 20 40 60 80 100 120 1990 2000 2010 2020 2030 2040 2050 E n e rg y C o n s u m p ti o n ( q u a d ri ll io n B T U ) Petroleum Natural Gas Renewables Coal Nuclear History Projections Worldwide Oil Demand • Worldwide oil demand expected to grow for the next 20 to 25 years at a moderating pace U.S. Oil and Gas Energy Consumption • U.S. oil and gas consumption continue to rise even with expansion in renewables energy demand • In 2019, these sources represented 69% of total U.S. energy consumption. • By 2050, oil and gas is projected to represent 70% of total U.S. energy consumption • U.S. oil and gas consumption to expand at a 0.3% CAGR from 2019- 2050 O I L & N AT U R A L G A S R E M A I N E S S E N T I A L S O U R C E S O F E N E R G Y

113 0 10 20 30 40 50 2021 2022 2023 Tier 2 Diesel Tier 2 Dual Fuel Tier 4 Diesel Tier 4 DGB digiFrac Next Generation Capex is Discretionary Dependent on Market Conditions • Market Demand • Pricing • Customer Commitments • Operating Cash Flow A Road to Next Generation Depends on Market Drivers: A Potential Three-Year View Growing Our Competitive Advantages 0 10 20 30 40 2021 2022 2023 Tier 2 Diesel Tier 2 Dual Fuel Tier 4 Diesel Tier 4 DGB digiFrac Fleet Composition at Year End Lower Case Model: Majority Next Gen by 2023 Higher Case Model: Total Fleet Next Gen by 2023 N E X T G E N F L E E T S N E X T G E N F L E E T S M A I N T E N A N C E C A P E X Maintenance Capex $365 - $380 Maintenance Capex Synergies ($20) - ($30) Total Maintenance Capex $345 - $350 G R O W T H C A P E X digiFrac $110 - $345 Diesel to Dual Fuel Upgrades $140 - $300 Equipment Upgrades $20 - $50 Growth Capex Synergies ($50) - ($70) Total Next Gen Capex (Discretionary) $220 - $625 A S S E T M O N E T I Z A T I O N Facilities ($20) - ($30) Asset Sales ($5) - ($10) Total Asset Monetization ($25) - ($40) T O T A L C A P I T A L E X P E N D I T U R E S $540 - $935 Two Illustrative Models Assumes a Return to Mid-Cycle Economics Model Assumptions* L O W E R C A S E M O D E L A Six-Year Transition to Next Gen H I G H E R C A S E M O D E L A Three-Year Transition to Next Gen * EBITDA per Fleet Range: $14 to $18MM A Three-Year Capex View At Higher and Lower Mid-Cycle Case Models (In Millions)

114 0% 5% 10% 15% 20% 25% 30% 2021 2022 2023 Strategic Investment Drives Long-Term Differential Returns Liberty: Creating Sustainable Competitive Advantages (1) Cash Return on Capital Invested (CROCI) is an operational measure defined as the ratio of Adjusted EBITDA to the average of the beginning and ending period Gross Capital Invested (Total Assets plus Accumulated Depreciation less Non-Interest Bearing Current Liabilities). Please see slide 118 for a reconciliation of the non-GAAP measures EBITDA and Adjusted EBITDA to net income. CROCI (1) at Mid-Cycle Case Models High Case Low Case 0% 5% 10% 15% 2021 2022 2023 FCF Yield at Mid-Cycle Case Models High Case Low Case Liberty Uniquely Positioned Post-Acquisition to Lead Generational Fleet Change Strong Operational Cash Flow Funds Growth and Enables Optionality Early Cycle Investment Maximizes Long Term FCF Generation Next Generation Fleets Changing the Market Dynamic

115 Liberty Cash Return on Capital Invested(1) (CROCI) 47% 19% 29% 14% (1%) 44% 44% 21% 3% -5% 5% 15% 25% 35% 45% 2012 2013 2014 2015 2016 2017 2018 2019 2020 Proven Steward of Capital in the Energy Sector Liberty’s Unmatched Track Record of Attractive Returns Disciplined Growth High Rates of Return Balance Sheet Strength Unmatched Innovation Long-term Partnerships Strategic Priorities 1 2 3 4 5 24% LBRT Average 16% S&P 500(2) Average (1) Cash Return on Capital Invested (CROCI) is an operational measure defined as the ratio of Adjusted EBITDA to the average of the beginning and ending period Gross Capital Invested (Total Assets plus Accumulated Depreciation less Non-Interest Bearing Current Liabilities). Please see slide 118 for a reconciliation of the non-GAAP measures EBITDA and Adjusted EBITDA to net income. (2) S&P 500 average for the 2012-2020 period exclusive of Financials and Real Estate constituents. Source: Tudor Pickering & Holt & Bloomberg data as of March 31, 2021. 0% 9% OSX Average Schlumberger OneStim Acquisition Sanjel Acquisition

Liberty: Creating Value Through the Next Decade
Compelling Investment Rationale

2ND LARGEST NORTH AMERICAN COMPLETIONS COMPANY
Advantaged Scale, Diversification & Vertical Integration

SIGNIFICANT FREE CASH FLOW POTENTIAL
Delivering Cash Flow Optionality

GROWTH WITH A STRONG BALANCE SHEET
Maximizing Returns, Minimizing Financial Leverage

TECHNOLOGY LEADERSHIP
Rapid Technical Innovation Drives Returns

VALUE CREATION
A Long-Term Investment Approach

INDUSTRY ESG LEADERSHIP
Executing on What Really Makes a Difference

SUSTAINABLE COMPETITIVE ADVANTAGES

116 LIBERTY

Appendix

118 Reconciliation and Calculation of Non-GAAP Financial Measurements Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended 31-Dec-20 31-Dec-19 31-Dec-18 31-Dec-17 31-Dec-16 31-Dec-15 Net Income (loss) ($161) $75 $249 $169 ($61) ($9) Depreciation & Amortization $180 $165 $125 $81 $41 $36 Interest Expense $15 $15 $17 $13 $6 $6 Income Tax (Benefit) Expense ($31) $14 $40 $0 $0 $0 EBITDA (1) (2) $3 $269 $431 $263 ($13) $33 Stock based compensation expense $17 $14 $6 $0 $0 $0 Fleet start-up costs $12 $4 $10 $14 $4 $1 Asset acquisition costs $9 $0 $1 $2 $5 $0 Loss (gain) on disposal of assets $0 $3 ($4) $0 ($3) $0 Provision for credit losses $5 $1 $0 $0 $0 $6 Non-recurring payroll expense $2 $0 $0 $0 $0 $0 Advisory services fees $10 $0 $0 $2 $0 $0 Adjusted EBITDA (1) (2) $58 $291 $444 $281 ($6) $41 EBITDA and Adjusted EBITDA Reconciliation (1) EBITDA and Adjusted EBITDA are financial measures not presented in accordance with GAAP (2) Amounts above may not add up to total due to rounding